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                              EIGHTH AMENDMENT TO
                      UNION TEXAS PETROLEUM HOLDINGS, INC.
                            EXECUTIVE SEVERANCE PLAN



         WHEREAS, Union Texas Petroleum Holdings, Inc. (the "Company") has heretofore adopted the Union Texas Petroleum Holdings, Inc. Executive Severance Plan (the "Plan");

         WHEREAS, the Company desires to amend the Plan;

         NOW THEREFORE, the Plan shall be and is hereby amended, effective as of October 24, 1996, as follows:

         1. Section 2.12 of the Plan shall be deleted and the following new Section 2.12 shall be substituted therefore:

                 "2.12    Protected Period - means each and any of the
following periods:

                          (i)     the period ending March 31, 1999; and

                          (ii) the period beginning with the date of any Change of Control that occurs after March 31, 1991 and ending twenty-four (24) months after the date of such Change of Control."

         2. AS AMENDED HEREBY, the Plan is specifically ratified and reaffirmed.

                                            UNION TEXAS PETROLEUM HOLDINGS, INC.


                                        By  /s/ John L. Whitmire
                                            ------------------------------------
                                            John L. Whitmire
                                            Chairman and Chief Executive Officer